SEI LIQUID ASSET TRUST

Treasury Securities Fund

Supplement Dated May 17, 2006
to the Class A Shares Prospectus Dated October 31, 2005

This supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Liquidation of the Treasury Securities Fund

At a meeting of the Board of Trustees held on May 10, 2006, the Board approved the closing and liquidation of the Treasury Securities Fund (the Fund), a portfolio of the SEI Liquid Asset Trust. Accordingly, effective on or about June 30, 2006, the Fund will cease operations and initiate the orderly liquidation and distribution of the Fund's portfolio.

In anticipation of this liquidation, it is expected that, until such time as the Fund is liquidated, all or substantially all of the Fund's assets will be invested in money market securities with very short average weighted maturities in order to contain unrealized losses as well as prevent additional realized losses that may occur.

SEI Investments Management Corporation will make alternative investments available to the current shareholders of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMS-F-228 (5/06)